Exhibit 10.11

JMP GROUP LLC

2004 EQUITY INCENTIVE PLAN

(as amended and restated October 1, 2004)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the Executive Committee or any of the Committees appointed to administer the Plan.

(b) “Applicable Laws” means the legal requirements relating to the Plan and Awards under applicable provisions of federal securities laws, state limited liability company, corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Assumed” means that pursuant to a Company Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Company Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Company Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d) “Award” means the grant of an Option, UAR, Distribution Equivalent Right, Restricted Unit or Restricted Phantom Unit.

(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(g) “Class A Common Interests” means Class A Common Interests of the Company as defined in the LLC Agreement.

(h) “Class B Common Interests” means Class B Common Interests of the Company as defined in the LLC Agreement.

(i) “Closing Date” means the date of the closing of the transactions contemplated by the Purchase/Placement Agreement dated August 12, 2004 among the Company and JMP Holdings Inc., on one hand, and JMP Securities LLC and Keefe, Bruyette & Woods, Inc., on the other as initial purchasers and placement agents, together with any subsequent amendments or modifications thereto effected from time to time.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee appointed by the Executive Committee to administer the Plan.

(l) “Common Stock” means the common stock of the Corporate Successor.

(m) “Company” means JMP Group LLC, a Delaware limited liability company, or any successor entity that adopts the Plan in connection with a Company Transaction. Upon Incorporation, all references in the Plan to the Company shall automatically be converted to the Corporate Successor.

(n) “Company Transaction” means any of the following transactions, provided, however, that (i) a Company Transaction shall not include the Incorporation and (ii) the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is organized;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Units outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Company Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Company Transaction.

(o) “Consultant” means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee or Consultant, is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(q) “Corporate Successor” means the corporation which shall succeed to all or a substantial portion of the assets and liabilities of the Company upon the Incorporation, including any corporation that owns all the outstanding equity securities of the Company after the consummation of a Corporate Conversion (as such term is defined in the LLC Agreement).

(r) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(s) “Distribution Equivalent Right” means a right entitling the Grantee to compensation measured by distributions paid with respect to Units.

(t) “Employee” means any person, including an Officer, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. In addition, Members who provide services to the Company and members of a Related Entity who provide services to such Related Entity shall be considered Employees.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Executive Committee” means the Executive Committee of the Company as described in the LLC Agreement.

(w) “Fair Market Value” means, as of any date, the value of the Units or Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Units or for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x) “Grantee” means an Employee or Consultant who receives an Award under the Plan.

(y) “Incorporation” means the incorporation of the Company which shall be effected through the conversion (whether through a merger, acquisition, exchange of equity resulting in the Company becoming a wholly-owned subsidiary of a corporation, or other transaction resulting in a corporation succeeding to all of or a substantial portion of the assets and liabilities of the Company) of all the outstanding Units into shares of one or more series of Common Stock or preferred stock of the Corporate Successor as determined by the Executive Committee. The term Incorporation includes the Corporate Conversion (as such term is defined in the LLC Agreement).

(z) “LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of JMP Group LLC, dated as of August 18, 2004 together with any subsequent amendments or modifications thereto effected from time to time.

(aa) “Member” means a member of the Company as described in the LLC Agreement.

(bb) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “Option” means an option to purchase Units pursuant to an Award Agreement granted under the Plan.

(dd) “Parent” means any entity (other than the employer entity) in an unbroken chain of entities ending with the employer entity if, at the time of the granting of an Award, each of the entities other than the employer entity owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

(ee) “Plan” means this 2004 Equity Incentive Plan.

(ff) “Post-Termination Exercise Period” means a period of no less than three (3) months commencing on the date of termination (other than termination for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability; provided, however, that if the Grantee’s Continuous Service is terminated prior to the Incorporation for any reason, including, but not limited to, voluntary resignation, termination without Cause, death or Disability and unless otherwise determined by the Administrator, there shall be no Post-Termination Exercise Period and each Award of such Grantee (including the vested portions of such Options) shall terminate concurrently with the termination of the Grantee’s Continuous Service.

(gg) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Company Transaction in exchange for or in substitution of the Units or Common Stock; and (ii) in the event of a Company Transaction, the date of the consummation of the Company Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Company Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Company Transaction.

(hh) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(ii) “Replaced” means that pursuant to a Company Transaction the Award is replaced with a comparable equity award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Company Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(jj) “Restricted Phantom Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Units or other securities or a combination of cash, Units or other securities as established by the Administrator.

(kk) “Restricted Units” means Units issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(mm) “Share” means a share of the Common Stock.

(nn) “Subsidiary” means any entity (other than the employer entity) in an unbroken chain of entities beginning with the employer entity if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other entities in such chain.

(oo) “UAR” means a unit appreciation right entitling the Grantee to Units or cash compensation, as established by the Administrator, measured by appreciation in the value of a Unit.

(pp) “Unit” means, for the purposes of this Plan, a unit of Class B Common Interests which possesses a percentage interest in the Company equal to 0.0000069% of the combined Class A Common Interests and Class B Common Interests as of the Closing Date. The economic interest of a Unit is subject to, and will be adjusted accordingly for, the dilution and accretion of the underlying Class B Common Interests pursuant to the LLC Agreement. References to Units shall be deemed to refer to Shares upon an Incorporation.

3. Units Subject to the Plan.

(a) Subject to the provisions of Section 10 below, the maximum aggregate number of Units which may be issued pursuant to all Awards is 2,960,000 Units. Initially, 1,480,000 Units of the total will be reserved for issuance as annual bonus compensation in the form of Restricted Units, with such number of Units so reserved for issuance as Restricted Units subject to increase or decrease by the Administrator in its sole discretion.

(b) Any Units covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Units which may be issued under the Plan. Units that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Units are forfeited or repurchased, such Units shall become available for future grant under the Plan. To the extent not prohibited by Applicable Law, any Units covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise or vesting of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Units which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator. Class B Common Interests of the Company that are repurchased by the Company may be added by the Executive Committee to the maximum aggregate number of Units which may be issued pursuant to all Awards.

(c) In the event of an Incorporation, the Units shall be converted into shares of Common Stock. The number of Units of Common Stock issuable under the Plan and under each outstanding Award immediately after the Incorporation shall be determined by multiplying the number of Units issuable under the Plan and under each outstanding Award respectively immediately prior to the Incorporation by the ratio in effect for the conversion or exchange of Units into shares of Common Stock in the Incorporation and rounded to the nearest whole Share, and the exercise or purchase price payable per Unit under each outstanding Award immediately prior to the Incorporation shall be divided by such conversion or exchange ratio and rounded to the nearest full cent to determine the exercise price payable per share of Common Stock under the adjusted Award immediately after the Incorporation. For purposes of rounding, (i) any fractional share greater than or equal to 0.50 shall be rounded up to the nearest whole share and any fractional share less than 0.50 shall be rounded down to the nearest whole share and (ii) any fraction of a cent greater than or equal to $0.0050 shall be rounded up to the nearest whole cent and any fraction of a cent less than 0.0050 shall be rounded down to the nearest whole cent.

4. Administration of the Plan.

(a) Plan Administrator. The Plan shall be administered by (i) the Executive Committee or (ii) a Committee designated by the Executive Committee, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Officers, Consultants, and Employees.

(c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Executive Committee, the Administrator shall have the authority, in its discretion:

(i) to select the Employees and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Units or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Executive Committee or as Officers or Employees of the Company or a Related Entity, members of the Executive Committee and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Executive Committee, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Units, (ii) cash or (iii) an Option, a UAR, or similar right with a fixed or variable price related to the Fair Market Value of the Units and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, UARs, sales or bonuses of Restricted Units, Restricted Phantom Units or Distribution Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(f) Term of Award. The term of each Award shall be the term stated in the Award Agreement.

(g) Transferability of Awards. Awards shall be transferable by will, by the laws of descent and distribution, or to the extent and in the manner authorized by the Administrator. In addition, the Grantee may designate a beneficiary of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(h) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Option, the per Unit exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Unit on the date of grant unless otherwise determined by the Administrator.

(ii) In the case of other Awards, such price as is determined by the Administrator.

(iii) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Units to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Units issued under the Plan the following:

(i) cash;

(ii) check;

(iii) delivery of a Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);

(iv) surrender of Units or delivery of a properly executed form of attestation of ownership of Units as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Units as to which said Award shall be exercised, provided, however, that Units acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

(v) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the

Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Units shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Units. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Units covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8. Procedure for Exercise; Rights as a Member.

(a) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement. Notwithstanding the foregoing, Options may not be exercised prior to the Incorporation unless otherwise determined by the Administrator.

(b) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Units with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

9. Conditions Upon Issuance of Units.

(a) Units shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Units pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Units are being purchased only for investment and without any present intention to sell or distribute such Units if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c) As a condition to the exercise of an Award, the Company may require the person exercising such Award to execute and deliver a signature page to, and agree to comply with, the provisions of the LLC Agreement and to make such representations and warranties contained in the LLC Agreement that are required of Members of the Company.

10. Changes in Units. Subject to any required action by the Members of the Company, the number of Units covered by each outstanding Award, and the number of Units which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Executive Committee determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Units resulting from a Unit split, reverse Unit split, Unit distribution, combination or reclassification of the Units or similar event affecting the Units, (ii) any other increase or decrease in the number of issued Units effected without receipt of consideration by the Company, or (iii) as the Executive Committee may determine in its discretion, any other transaction with respect to Units including a merger, consolidation, acquisition of property or Units, separation (including a spin-off or other distribution of Units or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Executive Committee and its determination shall be final, binding and conclusive. Except as the Executive Committee determines, no issuance by the Company of units of any class, or securities convertible into units of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Units subject to an Award; provided, however, that the percentage of Class B Common Interests underlying the Units shall be adjusted for any increase or decrease in the Class B Common Interests issued or repurchased by the Company and no action by the Administrator or the Executive Committee will be required for any such adjustment.

11. Company Transactions.

(a) Termination of Award to Extent Not Assumed in Company Transaction. Effective upon the consummation of a Company Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Company Transaction.

(a) Acceleration of Award Upon Company Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Company Transaction and:

(i) for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Units at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Company Transaction; and

(ii) for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Units at the time represented by such portion of the Award, immediately prior to the specified effective date of such Company Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date. The portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Company Transaction.

12. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Executive Committee. It shall continue in effect for a term of ten (10) years unless sooner terminated.

13. Amendment, Suspension or Termination of the Plan.

(a) The Executive Committee may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain Member approval of any Plan amendment in such a manner and to such a degree as required.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

(d) Upon the Incorporation, all references to the number of Units issued or issuable under the Plan shall be adjusted to reflect the conversion or exchange ratio in effect for the conversion or exchange of Units into shares of Common Stock or a class of preferred stock in consummation of the Incorporation and rounded to the nearest whole share, and the exercise price or purchase price per Unit under any outstanding Award immediately prior to the Incorporation shall be divided by such conversion or exchange ratio and rounded to the nearest full cent to determine the exercise price or purchase price per share of Common Stock or preferred stock subject to the Award immediately after the Incorporation. Upon the Incorporation, all references in the Plan to Units shall automatically be converted into references to the shares of Common Stock or preferred stock into which the Units are converted and all references to the Company shall automatically be converted into references to the Corporate Successor.

14. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

15. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

16. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

17. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

18. Plan Approval. The Plan was adopted by the Executive Committee on August 12, 2004 . On October 1, 2004, the Executive Committee adopted and approved an amendment and restatement of the Plan to (a) reserve a total of 2,960,000 Units for issuance under the Plan and (b) provide that, initially, 1,480,000 Units of the total 2,960,000 Units will be reserved for issuance as annual bonus compensation in the form of Restricted Units.